UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2009

______________________

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction	(Commission File Number)	(IRS employer identification number)
of incorporation)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

Steelcase Inc. (“the Company”) reported its fourth quarter and fiscal year 2009 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto.  Members of the public are invited to listen to the Company’s webcast conference call and view the accompanying presentation slides today, March 31, 2009, at 11:00 a.m. EDT through the link at ir.steelcase.com.  The presentation slides will be available at ir.steelcase.com subsequent to the issuance of the press release.  A replay of the webcast, including presentation slides, can also be accessed through the Company’s website through April 30, 2009.

The earnings release contains certain non-GAAP financial measures.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used within the Company’s earnings release are:
▪	Fourth quarter and fiscal year consolidated gross profit, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue,
▪	Fourth quarter and fiscal year gross profit by business segment, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue,
▪	Fourth quarter and fiscal year consolidated operating (loss) income, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue and
▪	Fourth quarter and fiscal year operating (loss) income by business segment, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue.

These measures are presented because management uses this information to monitor and evaluate financial results and trends.  Therefore, management believes this information is also useful for investors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:  Compensatory Arrangements of Certain Officers

(e)           On March 26 and 27, 2009, the Company’s Board of Directors and the Compensation Committee of the Board of Directors approved changes to the target award percentages under the Company’s Management Incentive Plan for the Company’s President and Chief Executive Officer and each of the other executive officers of the Company who were named in the Summary Compensation Table of the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 14, 2008 (collectively, the “Named Executive Officers”).  These percentages represent the amount of the officer’s base salary which would be awarded as a short-term or long-term award under the Management Incentive Plan upon the achievement of the economic value added (“EVA”) performance targets established by the Compensation Committee for the applicable fiscal year.

The changes are as follows:

	Previous Target Award Percentages		New Target Award Percentages
Name and Title	Short-Term	Long-Term	Short-Term	Long-Term
James P. Hackett President and Chief Executive Officer	70%	115%	100%	0%
David C. Sylvester Vice President and Chief Financial Officer	55%	90%	80%	0%
James P. Keane President, Steelcase Group	65%	100%	80%	0%
Frank H. Merlotti, Jr. President, Coalesse	60%	90%	60%	0%
Mark A. Baker Senior Vice President, Global Operations Officer	60%	100%	80%	0%

In connection with these changes, on March 27, 2009, the Board of Directors and the Compensation Committee approved the award of performance units under the Company’s Incentive Compensation Plan to each of the Named Executive Officers.  The performance units will be earned in part based on the achievement by the Company of certain total shareholder return (“TSR”) levels for fiscal years 2010 through 2012 relative to the industrial subset of companies within the S&P MidCap 400 Index.  A number of shares equal to 25% of the target award will be earned if the officer remains employed by the Company through the end of fiscal year 2012 whether or not the performance criteria are met, and a maximum number of shares equal to 200% of the target award (but not to exceed 250,000 shares) will be earned if the performance criteria are exceeded as set forth in the award agreements.   The form of award agreement for these performance units is attached as Exhibit 10.01 and is incorporated herein by reference.

The number of performance units awarded to each of the Named Executive Officers is as follows:

Name and Title	Performance Units Awarded
James P. Hackett President and Chief Executive Officer	175,000
David C. Sylvester Vice President and Chief Financial Officer	75,000
James P. Keane President, Steelcase Group	70,000
Frank H. Merlotti, Jr. President, Coalesse	55,000
Mark A. Baker Senior Vice President, Global Operations Officer	82,000

Cumulatively, these changes reflect a shift in the incentive compensation for fiscal year 2010 for the Named Executive Officers from cash to equity-based compensation by:

1.
replacing the long-term incentive compensation under the Management Incentive Plan, which was paid 50% in cash and 50% in restricted stock units and based on annual EVA performance, with performance units, which will be paid 100% in shares and earned in large part based on relative TSR performance over a three year period, and

2.
generally increasing the target percentages for short-term incentive compensation under the Management Incentive Plan in recognition of the increased percentage of incentive compensation to be paid in the form of equity.

ITEM 7.01  Regulation FD Disclosure

The Company has updated its investor presentation and will make it available on the Company’s website at ir.steelcase.com.  The Company uses this presentation from time to time when company executives meet with investors to discuss our business strategies and long-term goals.

ITEM 9.01 Financial Statements and Exhibits

d)           EXHIBITS.

Exhibit Number	Description

10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (FY 2010)

99.1	Earnings Release – Fourth Quarter Ended February 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: March 31, 2009	/S/ MARK T. MOSSING
Mark T. Mossing Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (FY 2010)

99.1	Earnings Release – Fourth Quarter Ended February 27, 2009